Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
        Mark R. Ludviksen
        1001 Tahoe Blvd.
        Incline Village, NV 89451

5. Registrant's telephone number:  775.298-7500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2016 through
                              June 30, 2016


Item 1.  Report to Stockholders

Zazove Convertible Securities Fund, Inc.
Semi-Annual Report
JUNE 30, 2016   (UNAUDITED)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS                                       1-2

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      3
  Schedule of Investments                                4-8
  Statement of Operations                                  9
  Statements of Changes in Net Assets                     10
  Statement of Cash Flows                                 11
  Notes to Financial Statements                        12-21

PROXY VOTING POLICIES AND DIVIDEND REINVESTMENT PLAN      22


Zazove Convertible Securities Fund, Inc.
Relative Historical Returns (Unaudited)
For the Period Ended June 30, 2016

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the one year, five year, ten year and fifteen year periods ended June 30, 2016. As illustrated in the graph, during this period the Fund's return was -15.77%, -0.83%, +3.19% and +6.07%, respectively, while the return of the S&P 500 was +3.98%, +12.10%, +7.42% and +5.75%, respectively, the return of the Russell 2000 Index was -6.74%, +8.35%, +6.20% and +6.96%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was +6.00%,
+3.76%, +5.13% and +5.08%, respectively.

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the period January 1, 1999 through June 30, 2016. As illustrated in the graph,during this period the Fund's cumulative return was +236.90%, while the return of the S&P 500 was +128.04%, the return of the Russell 2000 Index was +240.0+% and the return of the Barclays
Capital U.S. Aggregate Bond Index was +139.49%.

The returns for Zazove Convertible Securities Fund, Inc. are presented after all fees and expenses. The Returns of the S&P500, the Russell 2000 Index and the Barclays Capital
U.S Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016 (UNAUDITED)

ASSETS

Investments, at fair value
(cost $58,987,698)                                $  45,759,864
Cash and cash equivalents, at fair value
(cost $1,965,229)                                     1,965,229
Receivables:
  Interest                                              202,005
  Dividends                                              15,464
  Securities sold                                     1,723,848
Other Assets                                              5,420

     Total assets                                    49,671,830


LIABILITIES

Payables:
  Securities sold short, at fair value
  (proceeds $60,000)                                     42,372
  Capital shares redeemed                               264,052
  Professional fees                                      27,030
  Transfer agency fees                                    7,125
  Custody fees                                              650

     Total liabilities                                  341,229

NET ASSETS                                        $  49,330,601

Analysis of Net Assets :
  Common stock ($.01 par value; 25,000,000 shares      $ 32,810
  authorized;3,281,002 shares issued and outstanding)
  Paid-in surplus                                    64,270,998
  Accumulated net realized loss on investments
  and securities sold short                          (1,137,229)
  Accumulated  net investment loss                     (625,702)
  Net unrealized depreciation on investments
  and securities sold short                         (13,210,206)

NET ASSETS                                           49,330,601

NET ASSET VALUE PER SHARE
 (based on 3,281,002 shares outstanding)	         $15.04


See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2016 (Unaudited)

                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENTS - 93%

Convertible Preferred Stock - 10%
United States - 10%


Affiliated Managers Group,Inc. 2.575%         23,160   1,276,695
   Due 10-15-37
Bunge Limited 4.875%			      20,000   1,863,400
Chesapeake Energy 5.750% (144A) (b)(d)           250      69,047
Cowen Group, Inc. 5.625%                         940     612,410
Energy XXI (Bermuda) Ltd. 5.625% (a)           4,585         573
Iridium Communications 6.750%                  1,925     633,325
New York Community Bancorp Trust 3.000%        5,500     275,550
   Due 11-01-51
Schulman (A.) Inc. 6.000%                        400     300,000

Total Convertible Preferred Stock (cost $6,372,705)    5,031,000

Convertible Bonds - 69%

Argentina-1%
 MercadoLibre, Inc. 2.250%
  Due 07-01-19                               240,000     303,612

Canada-1%
B2Gold Corporation 3.250%
  Due 10-01-18                               525,000     519,855

Germany-6%
Siemens AG (Reg S)                         3,000,000   3,229,500
  1.650% Due 08-16-19 (e)

Israel-4%
Teva Pharm (Series C) 0.250%               1,550,000   1,950,055
   Due 02-01-26 (d)

Norway-1%
Golden Ocean Group Limited (Reg S)           800,000     480,000
  3.070% Due 01-30-19 (e)


United States - 56%
Aceto Corporation (144A) 2.000%              719,000     673,640
   Due 11-01-20 (b)
Aegerion Pharmaceuticals(144A) 2.000%        850,000     479,719
   Due 08-15-19 (b)
Air Lease Corporation 3.875%                 400,000     490,322
   Due 12-01-18
Alcoa, Inc. 1.625%                           140,000     149,282
   Due 10-15-19
Alon USA Energy, Inc. 3.000%                 800,000     695,751
   Due 09-15-18
Altra Holdings, Inc.                         240,000     273,912
   2.750% Due 03-01-31
Amyris, Inc. (144A) 6.500%                   730,000     255,500
   Due 05-15-19 (b)
Ashland, Inc. 6.500% 		           2,260,000   1,898,400
   Due 06-30-29
Carriage Services (144A) 2.750%              690,000     815,494
   Due 03-15-21 (b)
Ciena Corporation 3.750%                     650,000     766,968
   Due 10-15-18
Cinedigm Corporation (144A)                  570,000     170,430
   5.500% Due 04-15-35 (b)
Citrix System, Inc. 0.500%                   250,000     278,900
   Due 04-15-19
Colony Capital, Inc. 3.875%                1,000,000     948,125
   Due 01-15-21 (d)
Corenergy Infrastructure Trust               900,000     903,375
   7.000% Due 06-15-20
Cowen Group, Inc.                            380,000     342,713
   3.000% Due 03-15-19
Dycom Industries, Inc. (144A) 0.750%         500,000     571,562
   Due 09-15-21 (b)(d)
EnerNOC, Inc. (2.250%)                     1,325,000     957,312
   Due 08-15-19 (d)
Global Eagle Entertainment, Inc. 2.750%      225,000     164,299
   Due 02-15-35
Greenbrier Companies 3.500%                  800,000     852,000
   Due 04-01-18
Harmonic, Inc. (144A) 4.000%               1,100,000     857,313
   Due 12-01-20 (b)
Iconix Brand Group, Inc.                     135,000     110,025
   1.500% Due 03-15-18
Intel Corporation (144A) 3.250%            1,400,000   2,281,160
   Due 08-01-39 (b)(d)
Ionis Pharmaceuticals, Inc. 1.000%           250,000     177,031
   Due 11-15-21
Janus Capital Group, Inc. 0.750%             250,000     344,225
   Due 07-15-18
Johnson & Johnson                            700,000   1,169,438
   0.000% Due 07-28-20 (c)
Kaman Corporation (144A) 3.250%              505,000     662,964
   Due 11-15-17 (b)
KEYW Holding Corporation 2.500%              300,000     280,500
   Due 07-15-19 (d)
Laboratory Corporation of America Holdings   675,000   1,177,065
   0.000% Due 09-11-21 (c)(d)
LAM Research Corporation-B 1.250%            125,000     181,881
   Due 05-15-18
Molina Healthcare, Inc. 1.625%               500,000     546,562
   Due 08-15-44
Pernix Therapeutics Holdings (144A)          530,000     119,250
   4.250% Due 04-01-21 (b)
Portfolio Recovery Associates, Inc. 3.000%   800,000     619,000
   Due 08-01-20
Priceline.com 1.000%                       1,470,000   2,046,093
   Due 03-15-18 (d)
Salesforce.com, Inc.  0.250%                 850,000   1,099,688
   Due 04-01-18
TerraVia Holdings 6.000%                     180,000     107,100
   Due 02-01-18
TerraVia Holdings 5.000%                     690,000     361,519
   Due 10-01-19
Spectranetics Corporation 2.625%             615,000     549,270
   Due 06-01-34
Stillwater Mining Company                    875,000     999,731
   1.750% Due 10-15-32 (d)
SunEdison, Inc. 2.000%                       570,000      28,500
   Due 10-01-18
Teligent, Inc. 3.750%                        350,000     316,312
   Due 12-15-19
Trinity Industries, Inc. 3.875%              920,000     997,050
   Due 06-01-36
Tutor Perini Corporation (144A) 2.875%       200,000     209,500
   Due 06-15-21 (b)
Vishay Intertechnology, Inc. (144A) 2.250%    25,000      20,018
   Due 05-15-41 (b)
Weatherford International Limited 5.875%     500,000     545,625
   Due 07-01-21
Zaza Energy Corporation (144A)             1,390,000           0
  9.000% Due 08-01-17 (a)(b)

        Total United States                           27,494,524

Total Convertible Bonds (cost $36,876,718)            33,977,546

Corporate Bonds - 3%
Georgia - 3%
MIG, LLC Senior Secured Notes 17.500%
Due 12-31-16 (a)                          5,158,766    1,547,630

Total Corporate Bonds (cost $4,303,511)                1,547,630

Common Stock - 7%
Bahamas - 1%
Vedanta Resources                           162,493      449,194

China - 0%
Emerald Plantation Holdings (c)             180,362       44,189

United States - 6%
Cumulus Media, Inc. (c)                   1,638,078      507,804
Emmis Communication (c)                     464,921      338,230
Iconix Brand Group, Inc (c)                  25,174      170,176
Radio One, Inc. (Class D) (c)               379,365    1,210,174
School Specialty, Inc. (c)                    6,777      687,866

      Total United States                              2,914,250

      Total Common Stock (cost $7,139,534)             3,407,633

WARRANTS - 3%
United States - 3%

Capital One Financial Corporation,
   expire 11-14-18 (c)                        4,050       96,552
General Motors Corporation-
   Class B, expire 07-10-19 (c)              80,600      843,882
JP Morgan Chase & Company,
   expire 10-28-18 (c)                       18,500      374,625
Kinder Morgan Energy Partners,
   expire 05-25-17 (c)                      920,000       14,996


      Total Warrants(cost $3,751,430)                  1,330,055

Puts - 1%
United States - 1%
SPY expire 01-20-17 (d)                         350      463,050

Total puts (cost $534,933)                               463,050

Escrow - 0%
China - 0%
Sino Forest Corporation escrow            1,180,000        2,950

Total Escrow (cost $8,867)                                 2,950

TOTAL INVESTMENTS (cost $58,987,698)                 $45,759,864

SECURITIES SOLD SHORT - 0%
Common Stock - 0%
United States - 0%
Chesapeake Energy Corporation                (9,900)    $(42,372)

Total common stock (proceeds $60,000)                    (42,372)

TOTAL SECURITIES SOLD SHORT (proceeds $60,000)          $(42,372)


(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.
(e) Reg S securities are those offered and sold outside of the United States and thus are exempt from registration under Regulation S of the U.S. Securities Act of 1933. These securities are subject to restrictions on their sale.

    Percentages are based upon the fair value as a percent of net assets as of June 30, 2016.

See notes to financial statements.             (concluded)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED June 30, 2016 (Unaudited)



INVESTMENT INCOME:
  Interest                                              $401,881
  Dividends                                              168,116
  Other                                                    3,601

      Total investment income                            573,598


EXPENSES:
   Custody Fees                                           6,230
   Director Fees                                          7,500
   Insurance expense                                      2,481
   Management fees                                      419,492
   Margin Interest                                       24,847
   Professional fees                                     30,103
   Transfer agency fees                                  53,683
   Other                                                  2,438


        Total expenses                                  546,774


NET INVESTMENT INCOME                                    26,824

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized loss on investments                   (1,008,222)
  Net realized loss on securities sold short            (24,170)
  Net change in unrealized appreciation
  of investments                                      1,261,020

  Net realized and unrealized gain from                 228,628
  investments and securities sold short


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                              $255,452


See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

NET DECREASE IN NET ASSETS RESULTING FROM:

OPERATIONS:
   Net investment income                                $26,824
   Net realized loss on investments and
   securities sold short                             (1,032,392)
   Net change in unrealized appreciation
   of investments and securities sold short           1,261,020

   Net increase in net assets resulting from
   operations                                           255,452

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                            464,972
   Payments for shares redeemed                      (3,545,759)

Net decrease in net assets resulting from
capital share transactions                        (3,080,787)

NET DECREASE IN NET ASSETS                           (2,825,335)

NET ASSETS- Beginning of the year                    52,155,936

NET ASSETS - End of period                          $49,330,601

ACCUMULATED NET INVESTMENT LOSS                       $(625,702)

See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations $255,452

  Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:

  Net change in unrealized appreciation of investments
  and securities sold short                          (1,261,020)

  Net realized loss on investments and
  securities sold short                               1,032,392

  Amortization and accretion, net                       205,355

  Purchases of investment securities                (20,295,898)

  Proceeds from sale of investment securities        26,399,693

  Purchases of securities sold short                   (214,018)

  Proceeds from sale of securities sold short           249,847

  Changes in assets and liabilities:

     Decrease in receivables                             97,295
     Increase in other assets                            (4,406)
     Decrease in payables                              (143,051)

     Net cash provided by operating activities        6,321,642

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold                             464,972
  Payments for shares redeemed                       (5,880,636)
  Payments on margin balance due to broker          (13,690,372)
  Advances on margin balance due to broker           13,690,372

    Net cash used in financing activities            (5,415,664)

NET INCREASE IN CASH AND CASH EQUIVALENTS               905,978

CASH AND CASH EQUIVALENTS-Beginning of year           1,059,252

CASH AND CASH EQUIVALENTS-End of period              $1,965,229

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for interest                $24,847

See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)

1. ORGANIZATION
Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a diversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation-The Fund's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are stated in United States dollars. The Fund is an investment company and follows accounting and reporting guidance within Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946, Financial Services-Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates-The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments-The valuation of the Fund's investments is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors. Investments are recorded at fair value.

Common stock, certain convertible
preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices.Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markets in such securities.

Securities for which market quotations are not available are valued at fair value as determined in good faith by the Investment Advisor with the oversight of the Board of Directors pursuant to Board of Directors' approved procedures. In such cases, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models and conversion value.

Cash and Cash Equivalents-Cash and cash equivalents represents cash held by the Fund's custodian.

Investment Transactions and Income-Security transactions are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income and expense is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and bond premium is amortized over the expected maturity of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications-Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and Investment Advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.

3. FAIR VALUE MEASUREMENTS
FASB ASC Topic 820, Fair Value Measurement ("Topic 820"), defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

*	Level 1 - quoted prices in active markets for identical
        securities
*	Level 2 - other significant observable inputs
        (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
*	Level 3 - significant unobservable inputs (including
        the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.


The following table summarizes the inputs used to value the Fund's investments as of June 30, 2016:

	              Level 1     Level 2      Level 3       Total

Convertible
Preferred Stock            $0   $5,031,000         $0   $5,031,000
Convertible Bonds           0   33,977,546          0   33,977,546
Corporate Bonds             0            0  1,547,630    1,547,630
Common Stock        2,226,384      732,055    449,194    3,407,633
Warrants            1,330,055            0          0    1,330,055
Puts                  463,050            0          0      463,050
Escrow                      0            0      2,950        2,950

Total Investments  $4,019,489  $39,740,601 $1,999,774  $45,759,864


The following table summarizes the Fund's common stock industry concentrations as of June 30, 2016:

                     Level 1       Level 2    Level 3       Total

Diversified
Metals & Mining           $0             $0   $449,194    $449,194
Paper & Forest
Products                   0         44,189          0      44,189
Broadcasting
& Cable            2,056,209              0          0   2,056,209
Retail -
Specialty                  0        687,865          0     687,865
Textiels
& Apparel            170,176              0          0     170,176

Total
Common Stock      $2,226,385       $732,054   $449,194  $3,407,633




The following table summarizes the inputs used to value the
Fund's securities sold short as of June 30, 2016:
                     Level 1        Level 2    Level 3     Total

Common Stock
  Oil - Integrated   $42,372            $0         $0    $42,372

Total securities
sold short           $42,372            $0         $0     42,372



The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
                         Corporate                 Common
                            Bonds                   Stock
Balance as of
December 31, 2015	  $1,547,630  		  $329,438
Realized gain (loss)               0                     0
Net change in
appreciation
(depreciation)                     0               119,756
Purchases                          0                     0
Sales/return of capital            0                     0
Transfers into Level 3             0                     0
Transfers out of Level 3           0                     0

Balance as of
June 30, 2016             $1,547,630              $449,194

                              Term
                             Loans                   Escrow
Balance as of
December 31, 2015         $1,282,534                $2,242
Realized gain                  1,536                     0
Net change in
appreciation                  17,517                   708
Purchases                          0                     0
Sales/return
of capital                (1,301,587)                    0
Transfers into Level 3             0                     0
Transfers out of Level 3           0                     0

Balance as of
June 30, 2016                     $0                $2,950

For the six months ended June 30, 2016, the net change in appreciation (depreciation) included in net assets related to Level 3 investments still held at the reporting date are as follows:

Corporate        Common       Term
Bonds            Stock        Loan        Escrow
$ 0           $ 119,756       $ 0         $ 708

The Fund's policy is to recognize transfers between Levels at the end of the reporting period. For the six months ended
June 30, 2016, there were no transfers between Levels 1, 2 and 3.

FASB Accounting Standards Update ("ASU") 2011-04 requires the following disclosures about fair value measurements of assets and liabilities classified as Level 3 within the fair value hierarchy: the valuation process used by the reporting entity and quantitative information about the unobservable inputs used in a fair value measurement.

The following table presents the quantitative information about the significant unobservable inputs and valuation techniques utilized to determine the fair value of the Fund's Level 3 investments as of June 30, 2016. The table includes Level 3 investments with values derived from third parties. Such investments are primarily based on broker/dealer quotes for which there is a lack of transparency as to inputs used to develop the valuations. The quantitative detail of these unobservable inputs is neither provided nor reasonably available to the Fund.

Description  Fair Value as of    Valuation   Unobservable    Amount/
Assets:         June 30, 2016    Technique   Inputs          Range
Convertible
Bonds                      $0    Capital     Impact of
                                 structure   industry sector
                                 analysis    market decline
                                             and liquidity    100%
Corporate
Bonds             $1,547,630     Discount    Impact of
                                 to asset    recapitalization
                                 valuation   and liquidity     40%
                                 analysis
Common
Stock               $449,194     Discount to
                                 comparable   Liquidity
                                 securities   discount         50%

Escrow                $2,950     Broker quote

The significant unobservable input used in the fair value measurement of the Fund's Level 3 convertible bonds is a discount for lack of liquidity. A significant and reasonable increase or decrease in the liquidity discount would result in a significant decrease or increase in the fair value measurement.

The valuation process of Level 3 securities follows the valuation of investments policy as disclosed in footnote 2.

4. DERIVATIVES AND HEDGING

The Fund follows the provisions of FASB ASC Topic 815,
Derivatives and Hedging ("Topic 815"), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivative agreements.

As of and for the six months ended June 30, 2016, the Fund held warrants which are considered derivative instruments under Topic 815. Warrants are convertible at the holder's option into a fixed number of shares of the issuer's common stock upon payment of the exercise price and are treated as convertible securities by the Fund. Warrants held by the Fund were either purchased or received pursuant to a restructuring or exchange transaction. Equity price is the primary risk exposure of warrants. The fair value of warrants as of June 30, 2016 is included in investments of the statement of assets and liabilities.

During the six months ended June 30, 2016, the Fund held call options which are considered derivative instruments under Topic
815. Call options are an agreement that gives the Fund the right (but not the obligation) to buy a common stock, bond, commodity or other instrument at a specified price within a specified time period. Equity price is the primary risk exposure of call options. The Fund did hold any call options as of June 30, 2016.

As of and during the six months ended June 30, 2016, the Fund held put options which are considered derivative instruments under Topic 815. Put options are an agreement that gives the Fund the right (but not the obligation) to sell a common stock, bond, commodity or other instrument at a specified price within a specified time period. Equity price is the primary risk exposure of put options. The fair value of put options as of June 30, 2016 is included in investments of the statement of assets and liabilities.

Realized gains and losses on derivative instruments are included in net realized loss on investments on the statement of operations. Change in unrealized appreciation (depreciation) on derivative instruments is included in net change in unrealized depreciation of investments on the statement of operations.
The following table summarizes the net realized loss and net change derivative transactions for the six months ended June 30, 2016:

                                                   Change in
                           Net Realized       Net Unrealized
Derivative                  Gain (Loss)         Depreciation
Warrants                      $(89,090)            $(529,456)
Call options                  (168,360)               58,960
Put options                          0               (71,883)

                             $(257,450)            $(542,379)


The following table summarizes derivative transactions instruments for the six months ended June 30, 2016:
                                         Call           Put
                          Warrants     Options       Options
Held as of
December 31, 2015         1,056,356       400             0
Purchased                     4,050         0           350
Sold/excercised             (36,180)     (400)            0

Held as of
June 30, 2016             1,024,226         0           350



FASB ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"), requires entities to disclose both gross and net information for recognized derivative instruments and financial instruments that are either offset in the statements of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01"), clarifies that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASC Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. As of and for the six months ended June 30, 2016, the Fund did not hold any derivative instruments that would require disclosure under ASU 2013-01.

5. CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Upon approval of the Board of Directors, shares may be purchased as of the first business day of each month at the then net asset value per share. All subscription funds received after the first business day of the month will be tracked as subscriptions received in advance until the beginning of the following month, at which time shares will be issued and the subscription will be recorded as a component of net assets.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. On May 18, 2016, the Fund offered to repurchase shares as of June 30, 2016, which are reflected as capital shares redeemed on the statement of assets and liabilities. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There have been no redemption fees charged during 2016.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the net asset value on the ex-distribution date unless Shareholders elect in writing to receive such distributions in cash.

In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Changes in Shares Outstanding
Shares sold                                          31,815
Shares redeemed                                    (243,725)
Net decrease                                       (211,910)
Shares outstanding at the beginning of year       3,492,912
Shares outstanding at the end of period           3,281,002

6. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor and fund accountant pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor and fund accountant of the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.
                               Net Assets in Excess  Net Assets in
               First           of $20,000,000 up to    Excess of
               $20,000,000       $70,000,000	      $70,000,000
Net Assets    in Net Assets

Annual
management
fee rate        2.00%                    1.50%           1.00%


As of June 30, 2016, certain employees and affiliates of the Investment Advisor held 11.12% of the outstanding shares of the Fund.

Transactions with related parties were conducted on terms equivalent to those prevailing in an arm's length transaction.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board").
The Board consists of four directors: Gene T. Pretti,
Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $5,000 for their service to the fund during 2016.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

7.	INCOME TAXES
FASB ASC Topic 740, Income Taxes ("Topic 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2012 - 2015 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

At December 31, 2015, the Fund had undistributed ordinary income in the amount of $17,958 and no undistributed short term capital gains or undistributed long term capital gains for federal income tax purposes.

At June 30, 2016, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:

Cost of investments on
Statement of Assets and Liabilities                 $58,927,698
Amortization and accretion cost
adjustments not included in tax cost basis             (164,853)
Contingent payment debt instrument cost
adjustments for tax purposes                            650,431
Market discount bond cost adjustments
for tax purposes                                        288,426

Cost of investments for tax purposes                $59,701,702

Gross tax unrealized appreciation                    $2,911,351
Gross tax unrealized depreciation                   (16,895,562)

Net tax unrealized depreciation on investments     $(13,984,211)


8. INVESTMENT TRANSACTIONS
For the six months ended June 30, 2016, the cost of purchases and proceeds from sales of investments were $19,395,450 and $27,410,309, respectively. There were no purchases or sales of long-term U.S. government securities.

9. OFF-BALANCE-SHEET AND CONCENTRATION OF RISKS
The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long positions.

At June 30, 2016, the Fund's investments by industry concentrations (as a percentage of net assets) were as follows:

Broadcasting & Cable                         4.2%
Internet Software & Services                 4.1%
Foods                                        3.8%
Software - Applications & Systems            3.4%
Communications Equipment                     3.3%
Misc. Media                                  3.1%
Precious Metals                              3.1%
Oil Services                                 3.0%
Health Services                              2.8%
Misc. Transportation                         2.7%
Misc. Energy                                 2.0%
Misc. Utilities                              1.9%
Real Estate                                  1.9%
Autos                                        1.7%
Misc. Industrials                            1.6%
Retail - Specialty                           1.4%
Aerospace & Defense                          1.3%
Misc. Telecommunications                     1.3%
Diversified Metals & Mining                  1.2%
Misc. Financial                              1.1%
Banks - Major                                0.8%
Misc. Consumer Staples                       0.7%
Misc. Consumer Discretionary                 0.6%
e-Commerce                                   0.6%
Textiles & Apparel                           0.6%
Savings & Loan                               0.6%
Machinery                                    0.6%
Consumer Services                            0.3%
Entertainment                                0.3%
Oil - Integrated                             0.1%
Paper & Forest Products                      0.1%
Electronic Equipment & Instruments           0.0%
Natural Gas Diversified                      0.0%
Oil & Gas Products                           0.0%


At June 30, 2016, the Fund's securities sold short by industry concentrations (as a percentage of net assets) were as follows:

Oil - Integrated                            -0.1%


Since the Fund does not clear its own investment transactions, it has established an account with a third party custodian
(UMB Bank, N.A.) for this purpose. In addition, the Fund has established an account with a brokerage firm (Citigroup) for the purpose of purchasing securities on margin. At June 30, 2016, the Fund did not have a margin account balance for securities purchased on margin. The Fund pledges sufficient securities as collateral for the margin account, if any, held by the custodian. As the valuation of such securities fluctuates, the Fund may be required to pledge additional securities as collateral. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (0.38% at June 30, 2016) plus 300 basis points. For the six months ended June 30, 2016, margin interest expense was $24,847 as shown on the statement of operations.
For the six months ended June 30, 2016, the average margin balance and interest rate were $1,772,130 and 3.51%, respectively.

10. SUBSEQUENT EVENTS
In accordance with FASB ASC Topic 855, Subsequent Events, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
	PROXY VOTING POLICIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.

DIVIDEND REINVESTMENT PLAN

Distributions from the Fund are recorded on the ex-distribution date. Pursuant to the Fund's Dividend Reinvestment Plan ("DRIP"), all ordinary and capital gain distributions are reinvested in Shares at the then prevailing net asset value. Each Shareholder is automatically included in the DRIP unless the Fund receives a written request from the Shareholder to receive such distributions in cash, or cash and stock. In order to determine the number of shares to be received by each Shareholder that participates in the DRIP, the aggregate ordinary and capital gain distribution allocated to the Shareholder that is to be reinvested is divided by the Fund's Net Asset Value per share immediately after giving effect to the aggregate amount of the dividend distribution declared by the Fund. For federal income tax purposes, dividends paid by the Fund are taxable whether received in cash or reinvested in additional Shares pursuant to the DRIP. There are no fees, commissions or expenses associated with participation in the DRIP and Shareholders may elect to terminate their participation in the DRIP by written request to the Fund. Additional information regarding the Dividend Reinvestment Plan may be obtained by contacting the Investment Advisor at 847.239.7100.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             235 W. Galena Street
                               Milwaukee, WI  53212


Item 2:	Code of Ethics
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 3:  Audit Committee Financial Expert
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 4:  Principal Accountant Fees and Services
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 5:  Audit Committee of Listed Registrants
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 8: Portfolio Managers of Closed-End Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-                     *             *

February       -0-

March        226,169	  $14.51      *             *

April          -0-

May            -0-

June         17,557       $15.04        *             *

* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during the period. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.

Item 12:  Exhibits
(a)(1) Not applicable.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

(a)(3) Not applicable.

(b) No applicable.